Nicholas Global Equity and Income ETF
Schedule of Investments
July 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 105.5%		Shares	Value
Freedom 100 Emerging Markets ETF		16,710	$587,190
Invesco QQQ Trust Series 1		616	290,179
iShares Russell 2000 ETF		2,584	578,454
SPDR S&P 500 ETF Trust		1,051	578,901
Vanguard Dividend Appreciation ETF		3,041	577,151
Vanguard FTSE Developed Markets ETF		11,440	582,411
TOTAL EXCHANGE TRADED FUNDS (Cost $3,167,929)			3,194,286

COMMON STOCKS - 9.5%
Auto Manufacturers - 1.3%
Tesla, Inc. (a)		177	41,077

Computers - 1.4%
Apple, Inc.		186	41,307

Internet - 4.1%
Alphabet, Inc. - Class A		241	41,341
Amazon.com, Inc. (a)		223	41,697
Meta Platforms, Inc. - Class A		87	41,310
			124,348

Semiconductors - 1.4%
NVIDIA Corp.		363	42,478

Software - 1.3%
Microsoft Corp.		95	39,743
TOTAL COMMON STOCKS (Cost $286,266)			288,953

PURCHASED OPTIONS - 1.3% (b)(c)	Notional Amount	Contracts
Call Options - 1.3%			$–
Russell 2000 Index, Expiration: 08/05/2024; Exercise Price: $2,255.00 (d)	$2,930,829	13	40,495
TOTAL PURCHASED OPTIONS (Cost $38,876)			40,495

TOTAL INVESTMENTS - 116.3% (Cost $3,493,071)			3,523,734
Liabilities in Excess of Other Assets - (16.3)%			(494,880)
TOTAL NET ASSETS - 100.0%			$3,028,854

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with a written option contract.

Nicholas Global Equity and Income ETF
Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - (2.0)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (2.0)%
Russell 2000 Index, Expiration: 08/05/2024; Exercise Price: $2,230.00	$(2,930,829)	(13)	$(59,865)
TOTAL WRITTEN OPTIONS (Premiums received $55,121)			$(59,865)

Percentages are stated as a percent of net assets.

(a) Exchange-traded.
(b) 100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

Nicholas Global Equity and Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$3,194,286	$–	$–	$3,194,286
Common Stocks	288,953	–	–	288,953
Purchased Options	–	40,495	–	40,495
Total Investments	$3,483,239	$40,495	$–	$3,523,734

Liabilities:
Investments:
Written Options	$–	$(59,865)	$–	$(59,865)
Total Investments	$–	$(59,865)	$–	$(59,865)

Refer to the Schedule of Investments for further disaggregation of investment categories.